Regal Beloit Corporation First Quarter 2015 Earnings Conference Call May 11, 2015 Mark Gliebe Chairman and Chief Executive Officer Jon Schlemmer Chief Operating Officer Chuck Hinrichs Vice President Chief Financial Officer John Perino Vice President Financial Planning & Analysis and Investor Relations

Safe Harbor Statement This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “plan,” “expect,” “anticipate,” “estimate,” “believe,” or “continue” or the negative of these terms or other similar words. Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including: : uncertainties regarding our ability to execute our restructuring plans within expected costs and timing; increases in our overall debt levels as a result of the acquisition of the Power Transmission Solutions (“PTS”) business from Emerson Electric Co., or otherwise and our ability to repay principal and interest on our outstanding debt; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and the marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses such as the PTS acquisition, including the timing and impact of purchase accounting adjustments; unanticipated costs or expenses we may incur related to product warranty issues; currency devaluations, non-payment of receivables, governmental restrictions such as price and margin controls, or other difficult operating conditions relating to our doing business in Venezuela; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; increases in our overall debt levels as a result of acquisitions or otherwise and our ability to repay principal and interest on our outstanding debt; product liability and other litigation, or the failure of our products to perform as anticipated, particularly in high volume applications; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, foreign government policies and other external factors that we cannot control; unanticipated liabilities of acquired businesses; affect on earnings of any significant impairment of goodwill or intangible assets; cyclical downturns affecting the global market for capital goods; difficulties associated with managing foreign operations; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company’s Annual Report on Form 10-K filed on March 4, 2015 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward- looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances. p 2

Non-GAAP Financial Measures We prepare financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). We also periodically disclose certain financial measures that may be considered “non- GAAP” financial measures. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this earnings release, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share (both historical and projected), adjusted operating profit margin and free cash flow. In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP sales from existing operations excluding sales from acquired businesses recorded prior to the first anniversary of the acquisition less the amount of sales attributable to any divested businesses (“acquisition sales”), and the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s sales (excluding acquisition sales) using the same currency exchange rates that were in effect during the prior year periods. We use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. We use the term “acquisition growth” to refer to the increase in our sales between periods that is attributable to acquisition sales. p 3

Agenda Opening Comments Mark Gliebe Financial Update Chuck Hinrichs Segment Update Jon Schlemmer Mark Gliebe Summary Mark Gliebe Q&A All p 4

> Strong Start to the Year  $1.21 Adjusted EPS* Represents 16% Increase Over Prior Year  Revenues Up 14% (16% Acquisitions, 1% Organic, (3%) Currency) > Climate Solutions - Organic Growth was Flat  Strength in India and the Middle East  13 SEER Pre-Build and Weaker Sales into Furnace Applications > C&I Systems – Organic Growth of 1%  (5%) Currency Offsetting 5% Acquisitions  Strength in North America Motors Offset Weakness in Oil & Gas and China > Power Transmission Solutions – Organic Growth of 10%  PTS Acquisition Delivered Sales of $107 Million  Performance in Line with Expectations * Non-GAAP Financial Measurement, See Appendix for Reconciliation Opening Comments – 1st Quarter Results p 5

PTS Integration on Track > 24 of 26 Sites have a Green Status > Synergies on Track > Customer Feedback Positive > Marketing PTS as Part of One Regal Opening Comments – 1st Quarter Results p 6

> Adjusted Operating Margin* Improved 40 bps  Simplification Benefits Contributing  PTS Acquisition was Accretive > Capital Allocation  Bias is to Pay Down Debt > Increased Quarterly Dividend to $0.23 / Share  11th Time We Increased the Dividend in Last 12 Years  60th Year Regal has Paid a Dividend * Non-GAAP Financial Measurement, See Appendix for Reconciliation Opening Comments – 1st Quarter Results p 7

> Orders Softened Through the First Quarter > 2015 Headwinds  Upstream Oil & Gas End Markets Weak  SEER 13 Pre-Build Creates an Air Pocket for the Year  Strengthening US Dollar / Currency Translation > 2015 Adjusted Diluted EPS* Guidance of $5.45 - $5.75 > Focus for 2015  Deliver on Margin Improvement Plans  Execute on Integration of PTS Looking Forward p 8 Expect 2015 Adjusted Diluted EPS to Grow by 26% to 33% * Non-GAAP Financial Measurement, See Appendix for Reconciliation

> Sales of $912 Million, Up 14% from Prior Year – Organic Growth of 1% – Net Acquisition Growth of 16% – Foreign Currency Translation Decline of 3% Adjusted Operating Profit Margin* of 9.8% – Contribution of Simplification Benefits – PTS Acquisition Accretion > Adjusted Diluted Earnings per Share* of $1.21, up 16% from Prior Year 1st Quarter 2015 Financial Results p 9 * Non-GAAP Financial Measurement, See Appendix for Reconciliation 1st Quarter Adjusted Diluted EPS Up 16%

1st Quarter 2015 Financial Results p 10 > Purchase Accounting and Transaction Costs - $13.5 Million Inventory PAA ($0.22 EPS) - $9.2 Million Transaction Costs ($0.14 EPS) > $6.5 Million ($0.11 EPS) Inventory PAA in 2Q 2015 ADJUSTED DILUTED EARNINGS PER SHARE Apr 4, 2015 Mar 29, 2014 GAAP Diluted Earnings Per Share 0.81$ 0.96$ Purchase Accounting and Transaction Costs 0.36 0.02 Restructuring Costs 0.02 0.06 Venezuelan Currency Devaluation 0.02 — Adjusted Diluted Earnings Per Share 1.21$ 1.04$ Three Months Ended

Capital Expenditures > $21 Million in 1Q 2015 > $105 Million Expected in FY 2015 Effective Tax Rate (ETR) Balance Sheet at April 4, 2015 > Total Debt of $1,947 Million > Net Debt of $1,717 Million 1Q 2015 Key Financial Metrics Free Cash Flow* > ($4) Million in 1Q 2015 > Driven by Seasonal Increase in Working Capital and PTS Acquisition > Continuing to Target FCF Greater than 100% of Net Income p 11 > 26% ETR in 1Q 2015 > Includes Tax Synergy from PTS Acquisition * Non-GAAP Financial Measurement, See Appendix for Reconciliation

2015 Guidance > GAAP EPS Guidance of $4.80 to $5.10 > Adjusted EPS* Guidance of $5.45 to $5.75  $0.47 of PTS Purchase Accounting Adjustments and Transaction Costs  $0.16 of Restructuring Charges  $0.02 Venezuela Devaluation in 1Q 2015 > Key Assumptions  26% Effective Tax Rate (ETR)  Headwinds from Oil & Gas, SEER 13 Pre-Build and Currency  No Refinancing Transaction  Finalization of PTS Purchase Accounting p 12 Expect 2015 Adjusted Diluted EPS to Grow by 26% to 33% * Non-GAAP Financial Measurement, See Appendix for Reconciliation

Commercial & Industrial Systems 2nd Consecutive Quarter of North America Motors Growth > Sales $456 Million, Up 1%  (5%) Currency, 5% Acquisition, 1% Organic  Strength in Global Power Gen and North America Motors  Weakness in Oil & Gas and China  Strength in Distribution, Commercial HVAC and General Industries  Order Rates Softened Through the First Quarter > Adj Operating Margin* 8.0% of Sales  100 bps Headwind from Lower Oil & Gas and Currency  50 bps Claw Back from the Self Help Efforts  Kentucky Restructuring Program at the Halfway Point, Targeting Completion by the End of the 3rd Quarter  Three Additional Rooftop Simplification Programs Announced, One Completed and Two Planned for 2Q 2015 p 13 * Non-GAAP Financial Measurement, See Appendix for Reconciliation

Commercial & Industrial Systems Scaling Up ECM Technology to Address New Markets p 14 4 HP SyMax

Climate Solutions p 15 Simplification Contributing to Improved Performance > Sales $280 Million, Down 1.6%  (1.4%) Currency, Relatively Flat Organic Sales  North America Sales Down Slightly Due to SEER 13 Pre- Build, Two-Way Material Price Formulas and Lower Demand on Heating Products  Strength in Middle East and India > Adj Operating Margin* 11.6% of Sales  Up 90 bps from Prior Year  Completed the Springfield Transition During the Quarter  Fourth Design Platform Simplification Program On Track for Mid-Year Completion * Non-GAAP Financial Measurement, See Appendix for Reconciliation

Power Transmission Solutions Power Transmission Segment Off to a Great Start p 16 * Non-GAAP Financial Measurement, See Appendix for Reconciliation > Sales $175 Million, Up 179%  170% Acquisition, 10% Organic, (1%) Currency  Closed on PTS Acquisition End of January, $107 Sales in the First Quarter  Headwinds from Oil & Gas and Currency  PTS Integration On Track  Strong Sales Performance in Legacy PTS > Adj Operating Margin* 11.4% of Sales  Up 160 bps from Prior Year  Benefits from Volume, Simplification and Accretion from the PTS Acquisition  Synergies in the Back Half of 2015 and into 2016

> Sales Up 14% with Organic Growth in Two Segments > Organic Growth Despite Headwinds > Operations Performed in Line with Expectations > Adjusted Operating Profit Margin Up 40 Basis Points > PTS Integration and Synergies On Track > Capital Allocation – Near Term Bias to Pay Down Debt > Raised Quarterly Dividend to $0.23 per Share > 2015 Guidance Reflects 26% to 33% Increase in Adjusted Diluted EPS Summary Comments p 17

Questions and Answers p 18

Appendix Adjusted Diluted EPS p 19 ADJUSTED DILUTED EARNINGS PER SHARE Apr 4, 2015 Mar 29, 2014 GAAP Diluted Earnings Per Share 0.81$ 0.96$ Purchase Accounting and Transaction Costs 0.36 0.02 Restructuring Costs 0.02 0.06 Venezuelan Currency Devaluation 0.02 — Adjusted Diluted Earnings Per Share 1.21$ 1.04$ Three Months Ended

ADJUSTED INCOME FROM OPERATIONS Apr 4, 2015 Mar 29, 2014 Apr 4, 2015 Mar 29, 2014 Apr 4, 2015 Mar 29, 2014 Apr 4, 2015 Mar 29, 2014 GAAP Income (Loss) from Operations 33.3$ 37.2$ 33.4$ 26.3$ (3.1)$ 6.2$ 63.6$ 69.7$ Purchase Accounting and Transaction Costs - 1.3 - - 22.7 - 22.7 1.3 Restructuring Costs (Benefit) 1.9 0.1 (1.0) 4.1 0.3 - 1.2 4.2 Venezuelan Currency Devaluation 1.5 - - - - - 1.5 - Adjusted Income from Operations 36.7$ 38.6$ 32.4$ 30.4$ 19.9$ 6.2$ 89.0$ 75.2$ GAAP Operating Margin % 7.3% 8.2% 11.9% 9.2% (1.8)% 9.8% 7.0% 8.7 % Adjusted Operating Margin % 8.0% 8.5% 11.6% 10.7% 11.4% 9.8% 9.8% 9.4 % Total Regal Three Months Ended C&I Segment Climate Segment Power Transmission Segment Appendix Non-GAAP Reconciliations Dollars in Millions

Appendix Non-GAAP Reconciliations Dollars in Millions FREE CASH FLOW Apr 4, 2015 Mar 29, 2014 GAAP Net Cash Provided by Operating Activities 17.5$ 45.8$ Additions to Property Plant and Equipment (21.2) (22.3) Free Cash Flow (3.7)$ 23.5$ Three Months Ended RECONCILIATION OF 2015 ADJUSTED ANNUAL GUIDANCE Minimum Maximum 2015 GAAP EPS Annual Guidance 4.80$ 5.10$ Purchase Accounting and Transaction Costs 0.47 0.47 Restructuring 0.16 0.16 Venezuelan Currency Devaluation 0.02 0.02 2015 Adjusted EPS Annual Guidance 5.45$ 5.75$

Appendix Non-GAAP Reconciliations ORGANIC GROWTH Three Months Ended Apr 4, 2015 Net Sales 911.7$ Net Sales from Businesses Acquired (133.2) Impact from Foreign Currency Exchange Rates 26.3 Incremental Sales from Joint Venture Sold 3.9 Adjusted Net Sales 808.7$ Net Sales Three Months Ended March 29, 2014 801.2$ Organic Growth % 0.9%